Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Theratechnologies Inc. (the “Company”) for the fiscal year ended November 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Lévesque, President and Chief Executive Officer of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2024

/s/ Paul Lévesque
Name: Paul Lévesque
Title: President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Theratechnologies Inc. and will be retained by Theratechnologies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.